UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 1, 2006

NEW YORK MORTGAGE TRUST, INC.
(Exact name of Registrant as Specified in its Charter)

Maryland	001-32216	47-0934168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Avenue of the Americas, 7th Floor, New York, New York 10019
(Address of Principal Executive Offices)

Registrant's telephone number, including area code		(212) 634-9400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In a press release issued on November 1, 2006, New York Mortgage Trust, Inc. (the “Company”) announced the appointment of Steven R. Mumma, 47, to Chief Financial Officer on an interim basis effective November 3, 2006. Mr. Mumma succeeds Michael I. Wirth, whose resignation as the Company’s Executive Vice President, Chief Financial Officer, Secretary and Treasurer effective November 3, 2006 was also announced in the November 1, 2006 press release.

Mr. Mumma has been the Company’s Chief Operating Officer since November 2003 and the Company’s Chief Investment Officer since July 2005.

The information included under the caption “Executive Officers” with respect to Mr. Mumma’s biographical information and under the caption “Executive Compensation - Employee Agreements” with respect to the terms of Mr. Mumma’s employment agreement, each as contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2006, is incorporated by reference herein.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated November 1, 2006.

[signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.

November 1, 2006	/s/ Michael I. Wirth
Michael I. Wirth
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated November 1, 2006